Schedule 14A Information
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No. __)

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Citizens First Corporation
(Name of Registrant as Specified In Its Charter)
____________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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CITIZENS FIRST CORPORATION
1065 Ashley Street, Suite 200
Bowling Green, Kentucky  42103

April 3, 2009

Dear Shareholder:

You are cordially invited to attend our annual meeting of shareholders, which will be held at the Carroll Knicely Institute for Economic Development and Public Service-South Campus, 2355 Nashville Road, Bowling Green, Kentucky, on Thursday, May 21, 2009, at 5:00 p.m. CDT.  I sincerely hope that you will be able to attend the meeting and I look forward to seeing you.

The attached notice of the annual meeting and proxy statement describes the formal business to be transacted at the meeting.  We will also report on our operations for the year ended December 31, 2008 and the first quarter of 2009.  Your attention is directed to the proxy statement accompanying the notice for a more complete statement regarding the matters proposed to be acted upon at the meeting.

Please take this opportunity to become involved in the affairs of Citizens First Corporation.  Whether or not you expect to be present at the meeting, please mark, date, and sign the enclosed proxy card, and return it to us in the envelope provided as soon as possible.  This will not prevent you from voting in person, but will help to secure a quorum and avoid added solicitation costs.  If you decide later to attend the meeting, you may withdraw your proxy and vote your shares in person.

                                     Sincerely,
                                      /s/ Mary D. Cohron

   Mary D. Cohron
   President and Chief Executive Officer

CITIZENS FIRST CORPORATION

NOTICE OF 2009 ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON MAY 21, 2009

The 2009 Annual Meeting of Shareholders of Citizens First Corporation will be held on Thursday, May 21, 2009 at 5:00 p.m. CDT at the Carroll Knicely Institute for Economic Development and Public Service-South Campus, 2355 Nashville Road, Bowling Green, Kentucky, for the following purposes:

1. To elect four persons to serve as Class III directors for three year terms ending in 2012 and until their successors are elected and qualify;

2. To approve a non-binding advisory proposal on the compensation of Citizens First’s named executive officers as described in the proxy statement; and

3. To transact any other business as may properly come before the meeting or any adjournments of the meeting.

March 23, 2009 is the record date for the determination of shareholders entitled to notice of,  and to vote at, the annual meeting.  Only shareholders of record at the close of business on that date are entitled to vote at the meeting or any adjournments thereof.

We hope that you will be able to attend the meeting.  We ask, however, whether or not you plan to attend the meeting, that you mark, date, sign, and return the enclosed proxy card as soon as possible.  Promptly returning your proxy card will help ensure the greatest number of shareholders are present, whether in person or by proxy.  If you attend the meeting in person, you may revoke your proxy at the meeting and vote your shares in person.

By Order of the Board of Directors,

                                /s/ Mary D. Cohron
Mary D. Cohron
President and Chief Executive Officer
Bowling Green, Kentucky
April 3, 2009

Important Notice Regarding the Availability of Proxy Materials

In accordance with the rules of the Securities and Exchange Commission, we are advising our shareholders of the availability on the Internet of our proxy materials related to the annual meeting described above. These rules allow companies to provide access to proxy materials in one of two ways. Because we have elected to utilize the “full set delivery” option, we are delivering to all shareholders paper copies of all of the proxy materials, as well as providing access to those proxy materials on a publicly accessible Web site.

The notice of 2009 annual meeting of shareholders, proxy statement, form of proxy card and annual report on Form 10-K are available on the internet at http://www.cfpproxy.com/4863.

CITIZENS FIRST CORPORATION
1065 Ashley Street, Suite 200
Bowling Green, Kentucky  42103

PROXY STATEMENT

Annual Meeting of Shareholders To Be Held on May 21, 2009

This proxy statement is furnished in connection with the solicitation of proxies by our Board of Directors for use at the 2009 Annual Meeting of Shareholders (the “Meeting”) of Citizens First Corporation (the “Company”) to be held at 5:00 p.m. CDT on Thursday, May 21, 2009 at the Carroll Knicely Institute for Economic Development and Public Service – South Campus, 2355 Nashville Road, Bowling Green, Kentucky, and at any adjournments thereof.

The close of business on March 23, 2009 is the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting.  On the record date, there were 1,968,777 shares of common stock issued and outstanding and entitled to vote at the Meeting.  Each share of common stock is entitled to one vote on all matters that may come before the Meeting.

This proxy statement and the accompanying proxy card are being first sent or given to shareholders on or about April 3, 2009.

Important Notice Regarding the Availability of Proxy Materials

The notice of 2009 annual meeting of shareholders, proxy statement, form of proxy card and annual report on Form 10-K are available on the internet at the following website: http://www.cfpproxy.com/4863.

Voting Information

If the accompanying proxy card is properly signed and returned prior to the Meeting, the shares it represents will be voted at the Meeting in accordance with the directions, if any, noted thereon.  If no contrary directions are given, the shares will be voted:

•	FOR the nominees for director named in this proxy statement;

•	FOR approval of a non-binding advisory proposal on the compensation of the Company’s named executive officers as described in this proxy statement; and

•	In the discretion of the persons appointed as proxies as to all other matters properly brought before the Meeting and any adjournments thereof.

If any nominee for election to the Board of Directors named in this proxy statement becomes unavailable for election for any reason, the proxy will be voted FOR a substitute nominee selected by the Board of Directors.

Any shareholder giving a proxy may revoke it at any time before the shares it represents are voted by giving written notice of such revocation to the Secretary of Citizens First Corporation at the address shown above or by delivering a later dated proxy or by voting in person at the Meeting.

The presence in person or by proxy of the holders of a majority of the outstanding shares of common stock of the Company as of the record date will constitute a quorum for the transaction of business at the Meeting. Abstentions and broker non-votes are counted for purposes of determining whether a quorum exists. Abstentions and broker non-votes are not counted in determining the number of votes required for the election of a director or passage of any other matter submitted to shareholders.

The affirmative vote of a plurality of the votes cast by the shareholders entitled to vote at the Meeting is required for the election of directors.  A properly executed proxy marked “WITHHOLD AUTHORITY” with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted in determining whether there is a quorum.  Therefore, so long as a quorum is present, withholding authority will have no effect on whether one or more directors is elected.

Advisory approval of the compensation of the Company’s named executive officers and any other matter other than that enumerated above that properly comes before the Meeting will also be approved if the number of shares of common stock voted in favor of the proposal exceeds the number of shares of common stock voted against it.  A properly executed proxy marked “ABSTAIN” with respect to a proposal will not be voted on that proposal, although it will be counted in determining whether there is a quorum.

Although the Company does not currently plan to engage a proxy solicitation firm, the Company will pay the cost of proxy solicitation.  Our directors, officers and employees may, without additional compensation, solicit proxies by personal interview, telephone, fax or otherwise.  We will direct brokerage firms or other custodians, nominees or fiduciaries to forward our proxy solicitation material to the beneficial owners of common stock held of record by these institutions and will reimburse them for the reasonable out-of-pocket expenses they incur in connection with this process.

CORPORATE GOVERNANCE

Board of Directors

12 meetings of the Board of Directors were held during 2008.  All of our directors attended 75% or more of the combined total of the meetings of the Board of Directors and of all committees on which they served.  We encourage each member of the Board of Directors to attend the annual meetings of shareholders. 12 of the 14 directors attended the 2008 Annual Meeting of Shareholders.

The Board of Directors has determined that each of the following directors, or nominee for director, is “independent,” as such term is defined in NASD Rule 4200(a)(15):  Jerry E. Baker, Barry D. Bray, Floyd H. Ellis, Sarah Glenn Grise, Chris Guthrie, James R. Hilliard, John J. Kelly, III, Amy Milliken, Steve Newberry, John T. Perkins, Jack Sheidler, John Taylor, Fred Travis and Kevin Vance.

Communications with Shareholders

Our Board of Directors welcomes communications from shareholders and has established a procedure for receipt of such communications.  Shareholders may send communications to the Board of Directors, or to any director in particular, in care of Secretary, Citizens First Corporation, 1065 Ashley Street, Suite 200, Bowling Green, Kentucky 42103.  Any correspondence to the Board of Directors, or to any director in particular, will be forwarded by the Company to the addressee, without review by management.

Committees of the Board of Directors

In 2008, our Board of Directors had three standing committees:  the Audit Committee, the Compensation Committee and the Governance Committee.

The current members of the Audit Committee are Jerry E. Baker, Floyd H. Ellis, Sarah Glenn Grise, Chris Guthrie, Jack Sheidler and John Taylor.  The Audit Committee held six meetings in 2008.

The current members of the Compensation Committee are Jerry E. Baker, Barry D. Bray, Floyd H. Ellis, John J. Kelly, III, Amy Milliken, Jack Sheidler and Kevin Vance.  The Compensation Committee met two times in 2008.

The current members of the Governance Committee are Jerry E. Baker, Amy Milliken, Steve Newberry and Jack Sheidler.  The Governance Committee met one time in 2008.

Audit Committee

The Audit Committee consists of six directors, each of whom satisfies the independence requirements set forth in NASD Rules 4200(a)(15) and 4350.  The Board of Directors has also determined that Jerry E. Baker qualifies for and currently serves as the Committee’s “audit committee financial expert,” as defined in Item 407(d) of SEC Regulation S-K.  The Audit Committee, among other things, is directly responsible for the selection, oversight and compensation of our independent registered public accounting firm.  It is also responsible for meeting with the independent auditors and the appropriate corporate officers to review matters relating to corporate financial reporting and accounting procedures and policies, the adequacy of financial, accounting and operating controls, and the scope of the audits of our independent auditors and any internal auditor.  In addition, the Audit Committee is responsible for reviewing and reporting the results of each audit and making recommendations it may have to the Board of Directors with respect to financial reporting and accounting practices, policies, controls and safeguards.  The Audit Committee operates pursuant to a formal written charter that sets out the functions that this Committee is to perform and that is reviewed for adequacy on an annual basis.  A copy of the charter of the Audit Committee is attached to this proxy statement as Appendix A.

Compensation Committee

The Compensation Committee consists of seven directors, each of whom satisfies the independence requirements set forth in NASD Rule 4200(a)(15).  The Compensation Committee establishes the compensation arrangements for our executive officers.  The Committee also administers the Company’s stock option plans.  The Company’s executive management supports the Compensation Committee by preliminarily determining compensation increases and providing data to the Committee for analysis.  In addition, the Compensation Committee has the authority to engage the services of outside advisors, experts and others to assist the Committee.  All of the decisions with respect to the Company’s executive compensation are made by the Compensation Committee alone and may reflect factors and considerations other than, or that may differ from, the information and recommendations provided by management.

The Compensation Committee operates pursuant to a formal written charter that sets out the functions that this Committee is to perform and that is reviewed for adequacy on an annual basis.  A copy of the Charter of the Compensation Committee was attached to the proxy statement for the 2007 Annual Meeting of Shareholders.

Governance Committee

The Governance Committee consists of four directors, each of whom satisfies the independence requirements set forth in NASD Rule 4200(a)(15).   The Governance Committee identifies and recommends nominees for election to the Board, and oversees matters of corporate governance processes, including Board performance.  The Governance Committee operates pursuant to a written charter that sets out the functions that this Committee is to perform and that is reviewed for adequacy on an annual basis.  A copy of the charter of the Governance Committee is attached to this proxy statement as Appendix B.

The Governance Committee's duties specifically include:

•	screening and recommending candidates as nominees for election to the Board of Directors;

•	overseeing the process whereby Board and committee performance is evaluated;

•	overseeing the training and orientation of directors;

•	recommending committee assignments;

•	recommending the appropriate skills and characteristics required of new Board members; and

•	overseeing compliance with the Company’s Code of Conduct.

The Governance Committee seeks to identify potential candidates for membership on the Board of Directors through existing members of the Board, senior management and other members of the community.  The Governance Committee also considers nominees proposed by the Company’s shareholders in accordance with the provisions contained in the Company’s Bylaws.  Under the Bylaws, any shareholder may nominate a person for election to the Company’s Board at the annual meeting of shareholders, provided that the nomination is received by the Company not less than 60 days prior to the date of the annual meeting of shareholders.  Each nomination submitted in this manner must include the name and address of the nominee(s) and his or her age, business and residence addresses, principal occupation, number of shares of our common stock beneficially owned, and such other information as would be required to be included in a proxy statement soliciting proxies for the election of such proposed nominee.  In addition, the nominating shareholder must provide his or her name and address and the number of shares of our common stock beneficially owned by the shareholder.

Candidates nominated to serve as directors will, at a minimum, in the Governance Committee’s judgment,

•	fulfill the needs of the Board of Directors at the time in terms of age, experience and expertise,

•
possess the background and ability to contribute to the performance by the Board of its responsibilities through senior executive management experience and/or a record of relevant civic and community leadership, and

•	be able to represent the interests of Citizens First Corporation and all of its shareholders.

The Governance Committee will consider and evaluate all candidates nominated through the process described above.

Code of Conduct

The Board of Directors has adopted a Code of Conduct that applies to our principal executive, financial and accounting officers and persons performing similar functions, as well as all other directors and employees.  The Company will provide to any person without charge, upon request, a copy of the Company’s Code of Conduct.  Requests should be directed to Secretary, Citizens First Corporation, 1065 Ashley Street, Suite 200, Bowling Green, Kentucky 42103.

SHARE OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

The following table sets forth information as of March 23, 2009 (except as otherwise indicated below) regarding the beneficial ownership of our common stock by the only persons known by the Company to beneficially own more than five percent (5%) of the common stock, each director and director nominee of the Company, each named executive officer listed in the Summary Compensation Table in this proxy statement, and by all of our directors, director nominees and executive officers as a group.  Except as otherwise noted, each person is the record owner of and has sole voting and investment power with respect to the shares of common stock shown as beneficially owned by them.  The percentage of beneficial ownership is calculated based on 1,968,777 shares of common stock outstanding as of March 23, 2009.

Name	Common Shares Beneficially Owned	Shares That May Be Acquired		Total	Percent of All Shares Owned
		Upon Exercise of Options(1)	Upon Conversion of Preferred Stock(2)
Jerry E. Baker
Barry D. Bray (3)
Mary D. Cohron (4)
Floyd H. Ellis
Sarah Glenn Grise (5)
Chris Guthrie
James R. Hilliard
John J. Kelly, III
Amy Milliken (6)
Steve Newberry (7)
John T. Perkins (8)
Jack Sheidler
John Taylor
Fred Travis
Kevin Vance
M. Todd Kanipe
	83,009 21,884 56,584 23,722 5,695 500 2,506 525 3,583 3,779 12,651 28,883 230 100 2,230 2,454	3,230 1,577 20,279 3,230 2,128 1,577 - 2,128 - 500 1,577 2,128 - 500 500 13,094	- 18,203 11,377 11,377 - - - - - - - 18,203 - - - -	86,239 41,664 88,240 38,329 7,283 2,077 2,506 2,653 3,583 4,279 14,228 44,214 230 600 2,730 15,548	4.4% 2.1% 4.4% 1.9% * * * * * * * 2.2% * * * *
Current directors and executive officers as a group (20 persons)	256,059	76,187	59,160	391,416	18.6%
Service Capital Partners, LP (9) Service Capital Advisors (9) Dory Wiley (9)	194,000 194,000 194,000	- - -	- - -	194,000 194,000 194,000	9.9% 9.9% 9.9%
________________

*
*Less  * Less than 1%
(1) Represents shares that could be acquired upon the exercise of vested options within 60 days of March 23, 2009 (the record date of the Meeting).
(2)  Represents shares that could be acquired upon conversion of shares of preferred stock.  Shares of preferred stock have a stated value of $31,992 per share and are convertible into shares of our common stock at a price of $14.06 per share.   Shares of preferred stock are owned by our directors as follows:  Barry D. Bray – 8 shares; Mary D. Cohron – 5 shares; Floyd H. Ellis - 5 shares; Jack Sheidler – 8 shares.

(3) Includes 7,000 shares held by Mr. Bray’s wife.
(4) Includes 11,000 shares of common stock held by Ms. Cohron’s husband and 11,377 shares of common stock that may be acquired by Ms. Cohron’s husband upon conversion of shares of preferred stock.
(5) Includes 1,357 shares held jointly with Ms. Grise’s husband.
(6) Includes 56 shares held jointly with Ms. Milliken’s husband, 430 shares held by Ms. Milliken’s husband and 1,375 shares held by Ms. Milliken’s children.
(7) Includes 3,779 shares held jointly with Mr. Newberry’s wife.
(8) Includes 3,500 shares held in an individual retirement account for the benefit of Mr. Perkins’ wife.
(9)  Based upon information set forth in a Schedule 13G filed February 14, 2009 with the Securities and Exchange Commission.  According to the filing, Service Equity Partners, LP and Service Equity Partners (QP), LP are the record owners of the shares.  Service Capital Partners, LP is the general partner of Service Equity Partners, LP and Service Equity Partners (QP), LP.  Service Capital Advisors is the general partner of Service Capital Partners, LP and Dory Wiley is the principal of Service Capital Advisors.  According to the filing, Service Capital Partners, LP, Service Capital Advisors and Dory Wiley may be deemed the beneficial owners of the shares.  The address of Service Capital Partners, LP, Service Capital Advisors and Dory Wiley is 1700 Pacific Avenue, Suite 2020, Dallas, Texas  75201.

ELECTION OF DIRECTORS

The Company’s Amended and Restated Articles of Incorporation and Bylaws, as amended, currently provide that the Board of Directors shall consist of not less than five nor more than eighteen directors and shall be divided into three classes, each consisting as nearly equal in number as practicable.  Presently, the Board has fourteen members, with Class I consisting of four directors, Class II consisting of five directors and Class III consisting of five directors.

At the Meeting, shareholders will vote to elect four persons to serve in Class III of the Board of Directors to hold office for a term of three years expiring at the 2012 Annual Meeting of Shareholders and thereafter until their respective successors shall be duly elected and qualified.  The terms of Jerry E. Baker, Mary D. Cohron, Floyd H. Ellis, John J. Kelly, III, and Kevin Vance expire at the Meeting.    The Governance Committee has recommended, and the Board has approved, the nomination of Mary D. Cohron, James R. Hilliard, John J. Kelly, III and Kevin Vance for election at the Meeting.  All of the nominees have agreed to serve if elected.  With each shareholder having one vote per share of common stock to cast for each nominee, the nominees receiving the greatest number of votes will be elected.  Jerry E. Baker and Floyd H. Ellis declined to stand for re-election at the Meeting and both will become Directors Emeritus of the Company.

The Board of Directors has no reason to believe that any of the nominees will be unavailable to serve as a director.  If any nominee should become unavailable before the Meeting, the persons named in the enclosed proxy, or their substitutes, reserve the right to vote for substitute nominees selected by the Board of Directors.  In addition, if any shareholder(s) shall vote shares for the election of a director or directors other than the nominees name above, or substitute nominees, the persons named in the proxy or their substitutes, or a majority of them, reserve the right to vote for the nominees named above or any substitute nominees, and for such of the persons nominated as they may choose.

The Board of Directors recommends that you vote FOR the proposed director nominees.

UNLESS A PROXY IS MARKED TO GIVE A DIFFERENT DIRECTION, IT IS THE INTENTION OF THE PERSONS NAMED IN THE PROXY TO VOTE THE SHARES REPRESENTED THEREBY IN FAVOR OF THE ELECTION OF THE CLASS III DIRECTORS NAMED BELOW.

Class III Nominees For Election at the Annual Meeting - Terms Expiring in 2012:
Name and Age	Director Since	Principal Occupation or Employment During Past Five or More Years
Mary D. Cohron (61)	1998	President and Chief Executive Officer of Citizens First Corporation and Citizens First Bank since August 1998 and February 1999, respectively
James R. Hilliard (52)		President, Airgas Mid-America, Inc.
John J. Kelly, III (74)	2003	Dentist, Kelly Family Dentistry
Kevin Vance (45)	2008	Senior Veterinarian and President, Hartland Animal Hospital

The following table sets forth information relating to the Class I and Class II directors of the Company who will continue to serve as directors until the expiration of their respective terms of office.

Name and Age	Director Since	Principal Occupation or Employment During Past Five or More Years
Class I Directors Whose Terms Expire in 2010:
Steve Newberry (47)	2008	President and Chief Executive Officer of Commonwealth Broadcasting
Jack Sheidler (52)	2002	Real estate developer
John Taylor (70)*	2009	Partner, Taylor Polson & Company, a certified public accounting firm
Fred Travis (74)	2008	Retired; formerly Owner, Ideal Hardware Company and Barren County, Kentucky Judge Executive
Class II Directors Whose Terms Expire in 2011:
Barry D. Bray (63)	1999	Retired; formerly Vice President and Chief Credit Officer of Citizens First Corporation and Citizens First Bank from January 1999 and February 1999, respectively, through June 2004
Chris B. Guthrie (42)	2004	President, Trace Die Cast, Inc.
Amy Milliken (37)*	2009	Warren County, Kentucky County Attorney
John T. Perkins (66)	1998	Retired; formerly Vice President and Chief Operating Officer of Citizens First Corporation and Citizens First Bank from August 1998 and February 1999, respectively, through 2001
* Mr. Taylor and Ms. Milliken were appointed to the Board of Directors effective in April 2009 to fill two vacancies existing on the Board.

ADVISORY VOTE ON COMPENSATION OF NAMED EXECUTIVE OFFICERS

On February 17, 2009, the President of the United States signed the American Recovery and Reinvestment  Act of 2009 (the “ARRA”).  The ARRA requires, among other things, every participant in the Troubled Asset Relief Program Capital Purchase Program which has issued senior preferred shares and a related warrant to the Treasury Department to permit an advisory (non-binding) shareholder vote on the compensation of the participant’s executives. The SEC has recently issued guidance that requires participants in the Capital Purchase Program to submit this proposal to shareholders annually for their approval of the executive compensation arrangements as described in the tabular disclosure regarding named executive officer compensation (together with the accompanying narrative disclosure) in their proxy statements.

This proposal, commonly known as a “say-on-pay” proposal, gives you, as a shareholder, the opportunity to endorse or not endorse our executive compensation program by voting on the following resolution:

“Resolved, that the shareholders approve the overall executive compensation policies and procedures employed by the Company, as described in the tabular disclosure regarding named executive officer compensation (together with the accompanying narrative disclosure) in the Company’s Proxy Statement for its 2009 Annual Meeting.”

Because the vote is advisory, it will not be binding upon the Board of Directors or the Compensation Committee.  However, the Compensation Committee will take into account the outcome of the vote when considering future executive compensation arrangements.

Vote Required

The affirmative vote of a plurality of the votes cast by the holders of the Company’s common stock present or represented at the Meeting and entitled to vote is required to approve this proposal.  Proxies received by the Company and not revoked prior to or at the Meeting will be voted in favor of this non-binding proposal unless otherwise instructed by the shareholder.  Abstentions and shares not voted by shareholders of record present or represented at the Meeting and entitled to vote, as well as shares not voted by brokers and other entities holding shares on behalf of beneficial owners, will have no effect on the outcome.

The Board of Directors recommends a vote FOR approval of this resolution.

EXECUTIVE OFFICERS

Our executive officers, as listed below, are subject to re-election annually and serve at the pleasure of the Board of Directors.

Name	Age	Present Positions with the Company and the Bank

Mary D. Cohron	61	President and Chief Executive Officer and Director of the Company and the Bank since August 1998 and February 1999, respectively
M. Todd Kanipe	40
Executive Vice President, Credit Administration since October 2008; Executive Vice President, Credit Administration and

Finance of the Company and the Bank from January 2008 through September 2008; from 2004 through 2007, Executive Vice President and Chief Credit Officer of the Company and the Bank; from 1999 through 2003, Vice President and Trust Relationship Manager for the Bank

Kim Harmon	46	Senior Vice President and Principal Accounting Officer of the Company and the Bank since January 2008; from 1999 through 2008, Controller for the Company and the Bank
Carolyn Harp	63	Executive Vice President and Chief Operating Officer of the Company and the Bank since 2005; from 1999 through 2004, Chief Operating Officer of the Bank
Kim M. Thomas	38
Executive Vice President, Community Banking and Private Client Group of the Company and the Bank since January 2008; from 2005 through 2007, Executive Vice President and Chief Marketing Officer of the Company and the Bank; from 1999 through 2004, Vice President of Marketing and Commercial Banking Officer of the Bank

Dawn Forbes	39
Executive Vice President – Finance and Principal Financial Officer of the Company and the Bank since October 2008; Vice President, Finance of the Company and the Bank from January 2008 through September 2008; from November 2006 to January 2008, Vice President – Risk Management for the Company and the Bank; from January 2005 to November 2006, Chief Financial Officer of Kentucky Banking Centers, Inc.; from 1995 through 2004, various positions within the audit department of Farmers Capital Bank Corporation

Tonia Harris	42
Executive Vice President, Human Resources of the Company and the Bank since January 2008; Senior Vice President – Human Resources of the Company and the Bank from 2005 through 2007; from 2003 through 2005, Vice President of Service One Credit Union

EXECUTIVE COMPENSATION

The following table provides information concerning compensation paid or accrued by the Company and Citizens First Bank to or on behalf of our President and Chief Executive Officer and each other executive officer who had annual salary and bonus that exceeded $100,000 in 2008 (the “named executive officers”).

Summary Compensation Table

Name and Principal Position	Year	Salary($)	Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)(2)	Total($)
Mary D. Cohron President and Chief Executive Officer	2008 2007 2006	$200,000 $198,488 $160,442	$12,903 $22,744 $31,400	- $19,282 $32,831	$20,708 $21,400 $11,694	$233,611 $261,914 $236,367
M. Todd Kanipe Executive Vice President, Credit Administration	2008 2007 2006	$153,544 $152,582 $128,354	$ 9,229 $15,724 $22,255	- $11,569 $26,265	$12,717 $13,609 $ 6,428	$175,490 $193,484 $183,302
________________
(1)
No option awards were granted in 2008.  Amounts shown represent the dollar amount recognized as accounting expense for financial statement reporting purposes in accordance with FAS 123(R) and include amounts from awards granted prior to 2008.  A discussion of the assumptions used in calculating these values may be found in Note 14 to our 2008 audited financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2008.

(2)
Other compensation for 2008 includes: (a) the match of up to 4% of the officer’s salary under the 401(k) Plan ($8,192 for Ms. Cohron and $6,142 for Mr. Kanipe); (b) the cost of life insurance premiums paid on behalf of the officer ($1,524 for Ms. Cohron and $384 for Mr. Kanipe); (c) the portion of the cost of health insurance coverage for such officer that is paid by Citizens First ($6,191 for Ms. Cohron and $6,191 for Mr. Kanipe); and (d) an automobile allowance of $4,800 for Ms. Cohron.

Outstanding Equity Awards at Fiscal Year-End 2008

Name	Number of Securities Underlying Unexercised Options(#) Exercisable	Number of Securities Underlying Unexercised Options(#) Unexercisable	Option Exercise Price ($)	Option Expiration Date

Mary D. Cohron	8,820 (1) 7,644 (2) 3,815 (3)	- - 1,908(3)	$12.93 $13.65 $18.82	01/14/14 01/12/15 02/21/16
M. Todd Kanipe	6,615 (1) 3,749 (2) 2,730 (3)	- - 1,365(3)	$12.93 $13.65 $18.82	01/14/14 01/12/15 02/21/16
___________
(1) The options are exercisable in three equal annual installments commencing January 14, 2005.
(2) The options are exercisable in three equal annual installments commencing January 12, 2006.
(3) The options are exercisable in three equal annual installments commencing February 21, 2007.

Employment Agreements. The Company and Mary D. Cohron entered into an employment agreement effective January 1, 2005, which provides for the employment of Ms. Cohron as our President and Chief Executive Officer.  The agreement was renewed on January 1, 2009 for a three year term.  The agreement provides for payment to Ms. Cohron of an annual salary to be established by the Board of Directors at the commencement of each year.  The agreement may be terminated by the Company upon 60 days notice for cause (as defined in the agreement) and without cause.  In the event the agreement is terminated without cause, we will be obligated to pay Ms. Cohron the value of accrued fringe benefits through the date of termination and compensation equal to 12 months’ salary.  Ms. Cohron may voluntarily terminate her employment upon 60 days notice.  In the event of Ms. Cohron’s termination of employment prior to the natural expiration of the agreement, Ms. Cohron will be prohibited for one year from rendering any services to any banking institution in Warren County and any contiguous county.

The Company is a party to an employment agreement with M. Todd Kanipe which provides for Mr. Kanipe’s employment by us as Executive Vice President and Chief Credit Officer.  The agreement provides for the payment to Mr. Kanipe of an annual salary to be established by the President at the commencement of each year.  The employment agreement may be terminated by us for cause (as defined in the agreements) and without cause.  In the event the agreement is terminated without cause, we will be obligated to pay Mr. Kanipe the value of accrued fringe benefits through the date of termination and compensation equal to 90 days’ salary.

401(k) Plan. We maintain a 401(k) plan for substantially all employees. Employees may voluntarily contribute to the plan. Historically we have matched employee contributions in an amount equal to 100% of the employee’s contributions up to 4% of the employee’s compensation.  We may also make an additional profit sharing contribution to the plan, subject to the discretion of the Board of Directors. There was no additional profit sharing contribution made for 2008.

Director Compensation. In 2008, we provided the following compensation to our non-employee directors:

Name	Fees Earned or Paid in Cash($)
Jerry E. Baker	$5,000
Billy J. Bell (1)	$1,000
Barry D. Bray	$5,500
Floyd H. Ellis	$5,500
Sarah Glenn Grise	$5,500
Chris Guthrie	$5,000
John J. Kelly, III	$7,000
Joe B. Natcher, Jr. (2)	$4,000
Steve Newberry	$5,000
John T. Perkins	$6,000
Jack Sheidler	$5,500
Wilson Stone (2)	$4,000
Fred Travis	$6,000
Kevin Vance	$6,000
__________

(1)  Mr. Bell resigned from the Board of Directors in March 2008.

(2)  Mr. Natcher and Mr. Stone resigned from the Board of Directors in December 2008.

Our non-employee directors receive $500 per month for each month in which they attend a Board of Directors’ or Board committee meeting.  Directors may also receive community board fees ranging from $200 to $250 per meeting.  We also reimburse non-employee directors for the expenses they incur to attend the meetings.  Directors do not receive separate compensation for serving on the Board of Directors of Citizens First Bank.

In 2003, the Board of Directors adopted, and the shareholders approved, the 2003 Stock Option Plan for Non-Employee Directors.  This plan provides for the issuance to our non-employee directors of options to purchase up to an aggregate of 44,100 shares of our common stock.  A total of 30,389 options have been granted under the 2003 Stock Option Plan for Non-Employee Directors.  No options were granted under the plan in 2008.  At December 31, 2008, the directors had outstanding options to purchase shares of common stock under the plan as follows: Messrs. Baker, Bell, Ellis and Natcher – 3,230; Messrs. Ms. Grise and Messrs. Kelly, Sheidler and Stone – 2,128; Messrs. Bray, Guthrie and Perkins – 1,577; and Messrs. Newberry, Travis and Vance – 500.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors, executive officers and persons who beneficially own more than 10% of our common stock to file reports of holdings and transactions in our Common Stock with the Securities and Exchange Commission.  Based on our information, we believe that all Section 16(a) Securities and Exchange Commission filing requirements applicable to our directors, officers and other beneficial owners for 2008 were timely met.

CERTAIN TRANSACTIONS

Through Citizens First Bank, we have had and expect in the future to have banking transactions in the ordinary course of business with our directors and executive officers and their associates, including members of their families, corporation, partnerships or other organizations in which the directors and officers have a controlling interest.  It is our policy that these loans and other transactions be on substantially the same terms (including price, interest rate and collateral) as those prevailing at the same time for comparable transactions with unrelated parties.  We do not expect these transactions to involve more than the normal risk of collectibility nor present other unfavorable features to us.  Loans to individual directors and officers must also comply with our lending policies and statutory lending limits, and directors with a personal interest in any loan application are excluded from the consideration of the loan application.  Our policy is that all of our transactions with our affiliates will be on terms no less favorable to us than could be obtained from an unaffiliated third party and will be approved by a majority of disinterested directors.

AUDIT COMMITTEE REPORT

The following is the Report of the Audit Committee regarding the Company’s audited financial statements to be included in the Company’s Annual Report on Form 10-K.

The Audit Committee has reviewed and discussed with our management the Company’s audited financial statements as of December 31, 2008 and 2007 and for each of the years in the two-year period ended December 31, 2008.  The Audit Committee also reviewed and discussed with Crowe Horwath LLP (formerly known as Crowe Chizek and Company LLC), the Company’s independent auditors, the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1. AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T.  The Audit Committee has received the written disclosures and the letter from Crowe Horwath LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the audit committee concerning independence, and has discussed with Crowe Horwath LLP their independence.

Based upon such review and discussions, the Audit Committee has recommended to the Board of Directors that, and the Board of Directors has approved, the audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2008 for filing with the Securities and Exchange Commission.

Members of the Audit Committee:

Sarah G. Grise, Chairman

Jerry E. Baker

Floyd H. Ellis

Chris Guthrie

Jack Sheidler

John Taylor

The foregoing report of the Audit Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this information by reference and shall not otherwise be deemed filed under such Acts.

INDEPENDENT PUBLIC ACCOUNTING FIRM

The Audit Committee is responsible for appointing, setting compensation and overseeing the work performed by the Company's independent auditor.

The Audit Committee of the Board of Directors has approved the appointment of Crowe Horwath LLP to serve as the Company’s independent auditors for the Company for the year ending December 31, 2009.  A  representative of Crowe Horwath LLP will be present at the Meeting and will have the opportunity to make a statement if he or she desires and will be available to respond to appropriate questions from shareholders.

Audit Fees

During the years ended December 31, 2008 and December 31, 2007, the Company incurred the following principal independent auditor fees:

	2008	2007
Audit Fees (1)	$72,000	$73,790
Audit-Related Fees (2)	5,780	4,875
Tax Fees (3)	26,475	20,600
All Other Fees (4)	4,240	5,083
Total Fees	$108,495	$104,348
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(1)	Includes fees related to the annual independent audit of the Company’s financial statements and reviews of the Company’s annual and quarterly reports.
(2)	Includes services for consultation on various accounting matters and audit of collateral schedule.
(3)	Includes fees for tax return preparation, tax consulting and quarterly estimated income tax calculations.
(4)	Includes fees paid for software related to compliance with Sarbanes-Oxley Section 404.

The Audit Committee has adopted a formal policy concerning approval of audit and non-audit services to be provided by the independent auditor to the Company.  The policy requires that all services that the Company’s independent auditor, may provide to the Company, including audit services and permitted audit-related and non-audit services, be pre-approved by the Committee.  The Committee approved all audit and non-audit services provided by Crowe Horwath LLP during fiscal year 2008 prior to Crowe Horwath LLP performing such services.

SHAREHOLDER PROPOSALS FOR NEXT YEARS’ MEETING

Any proposal that a shareholder may desire to be included in the Board of Directors’ proxy statement for presentation at the 2010 annual meeting of shareholders must be received not later than December 4, 2009 in order to be considered for inclusion.  All such proposals should be sent to the Secretary of Citizens First Corporation at 1065 Ashley Street, Suite 200, Bowling Green, Kentucky 42103.  After this date, a shareholder who intends to raise a proposal to be acted upon at the 2010 annual meeting of shareholders but who does not desire to include the proposal in the 2010 proxy statement, must inform the Company in writing no later than March 21, 2010.  Shareholder proposals submitted after March 21, 2010 will be considered untimely under our Bylaws and the Board may exclude such proposals from being acted upon at the 2010 annual meeting of shareholders.  If the Board of Directors elects not to exclude such proposals from consideration at the meeting (although not included in the proxy statement), the proxy solicited by us for next year’s annual meeting may confer discretionary authority to vote on any such matters without a description of them in the proxy statement for that meeting.

ANNUAL REPORT

We will provide without charge to any shareholder, upon written request, a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2008, which includes financial statements and financial statement schedules, which is required to be filed with the Securities and Exchange Commission.  Written requests should be directed to Kim Harmon, Citizens First Corporation, at 1065 Ashley Street, Suite 200, Bowling Green, Kentucky 42103, or at telephone number (270) 393-0700.

OTHER MATTERS

The Board of Directors does not know of any other matters that may be brought before the Meeting.  If, however, any such other matters are presented, the persons named in the accompanying proxy card or their substitutes will vote such proxy according to their best judgment on such matters.

By Order of the Board of Directors

/s/ Mary D. Cohron

Mary D. Cohron, President

April 3, 2009

All shareholders who do not expect to attend the Meeting are urged to complete, date, sign, and return the accompanying proxy card in the return envelope enclosed for that purpose.

15204178.1

Appendix A

CITIZENS FIRST CORPORATION
AUDIT COMMITTEE CHARTER

1.           PURPOSE

The primary functions of the Audit Committee are to assist the Board of Directors in fulfilling its oversight responsibilities with respect to:  (i) the Company's systems of internal controls regarding finance, accounting, and ethical behavior; (ii) the Company's auditing, accounting and financial reporting processes generally; (iii) the integrity of the Company's financial statements and other financial information provided by the Company to its shareholders, the public and others; (iv) compliance with legal and regulatory requirements; and (v) the performance of the Company's independent auditors. Consistent with these functions, the Committee will encourage continuous improvement of, and foster adherence to, the Company's policies, procedures and practices at all levels.

Although the Committee has the powers and responsibilities set forth in this Charter, the role of the Committee is oversight. The members of the Committee are not full-time employees of the Company and may or may not be accountants or auditors by profession or experts in the fields of accounting or auditing and, in any event, do not serve in such capacity. Consequently, it is not the duty of the Committee to conduct audits or to determine that the Company's financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of management and the independent auditors.

2.           ORGANIZATION

The Audit Committee shall be comprised of three or more directors as determined by the Board of Directors, each of whom shall satisfy the applicable independence, financial literacy and experience requirements of Section 10A of the Securities Exchange Act of 1934 and any other regulatory requirements.  The Board will determine whether at least one member of the Audit Committee qualifies as an “audit committee financial expert” in compliance with the criteria established by the SEC.  The existence of such a member, including his or her name and whether or not he or she is independent, will be disclosed in periodic filings as required by the SEC.

Committee members shall be elected by the Board annually. Members shall serve until their successors shall be duly elected. The Committee's chairperson shall be designated by the full Board or, if it does not do so, the Committee members shall elect a chairperson by vote of a majority of the full Committee. The Committee may form and delegate authority to subcommittees when appropriate.

3.           MEETINGS

The Audit Committee shall meet four times per year on a quarterly basis, or more frequently as circumstances require. The Committee shall require members of management, the independent auditors and others to attend meetings and to provide pertinent information, as necessary. As part of its responsibility to foster open communications, the Committee shall meet in separate executive sessions during each of its four regularly scheduled meetings with management and the Company's independent auditors to discuss any matters that the Committee (or any of these groups) believes should be discussed privately.

4.           RESPONSIBILITIES AND DUTIES

In recognition of the fact that the Company's independent auditors are ultimately accountable to the Audit Committee, the Committee shall have the sole authority and responsibility to select, evaluate, and, where appropriate, replace the independent auditors or nominate the independent auditors for shareholder approval. The Committee shall approve all audit engagement fees and terms and all non-audit engagements with the independent auditors. The Committee shall consult with management but shall not delegate these responsibilities.

To fulfill its responsibilities and duties, the Audit Committee shall:

A.           With respect to the independent auditors:

[1] Be directly responsible for the appointment, compensation and oversight of the work of the independent auditors (including resolution of disagreements between management and the independent auditors regarding financial reporting) for the purpose of preparing its audit report or related work.

[2] Have the sole authority to review in advance, and grant any appropriate pre-approvals of, (i) all auditing services to be provided by the independent auditors and (ii) all non-audit services to be provided by the independent auditors as permitted by Section 10A of the Securities Exchange Act of 1934, and in connection therewith, to approve all fees and other terms of engagement. The Committee shall also review and approve disclosures required to be included in Securities and Exchange Commission periodic reports filed under Section 13(a) of the Securities Exchange Act of 1934 with respect to non-audit services.

[3] Review the performance of the Company's independent auditors on at least an annual basis and remove the independent auditor if circumstances warrant.

[4] On an annual basis, review and discuss with the independent auditors all relationships the independent auditors have with the Company in order to evaluate the independent auditors' continued independence. The Committee: (i) shall ensure that the independent auditors submit to the Committee on an annual basis a written statement (consistent with applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the audit committee concerning independence) delineating all relationships and services that may impact the objectivity and independence of the independent auditors; (ii) shall discuss with the independent auditors any disclosed relationship or services that may impact the objectivity and independence of the independent auditors; and (iii) shall satisfy itself as to the independent auditors' independence.

[5] At least annually, obtain and review an annual report from the independent auditors describing (i) the independent auditors' internal quality control procedures and (ii) any material issues raised by the most recent internal quality control review, or peer review, of the independent auditors, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the independent auditors, and any steps taken to deal with any such issues.

[6] Review the independent auditor’s attestation and report on management’s internal control report, from the time that such reports are prepared and hold timely discussions with the independent auditor regarding the following:

•	All critical accounting policies and practices;

•
All alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments and the treatment preferred by the independent auditor; and

•	Other material written communications between the independent auditor and management, including, but not limited to, the management letter and schedule of unadjusted differences.

[7] Review all reports required to be submitted by the independent auditors to the Committee under Section 10A of the Securities Exchange Act of 1934.

[8] Review, based upon the recommendation of the independent auditors, the scope and plan of the work to be done by the independent auditors for each fiscal year.

B.           With respect to the financial statements:

[1] Review and discuss with management and the independent auditors the Company's quarterly financial statements (including disclosures made in "Management's Discussion and Analysis of Financial Condition and Results of Operations" and the independent auditors' review of the quarterly financial statements) prior to submission to shareholders, any governmental body, any stock exchange or the public.

[2] Review and discuss with management and the independent auditors the Company's annual audited financial statements (including disclosures made in "Management's Discussion and Analysis of Financial Condition and Results of Operations").

[3] Discuss with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, as amended, relating to the conduct of the audit.

[4] Recommend to the Board of Directors, if appropriate, that the Company's annual audited financial statements be included in the Company's annual report on Form 10-K for filing with the Securities and Exchange Commission.

[5] Prepare the report required by the Securities and Exchange Commission to be included in the Company's annual proxy statement and any other Committee reports required by applicable securities laws or stock exchange listing requirements or rules.

C.           Periodic and Annual Reviews:

[1] Periodically review separately with each of management and the independent auditors (i) any significant disagreement between management and the independent auditors in connection with the preparation of the financial statements, (ii) any difficulties encountered during the course of the audit (including any restrictions on the scope of work or access to required information), and (iii) management's response to each.

[2] Periodically discuss with the independent auditors, without management being present, (i) their judgments about the quality, appropriateness, and acceptability of the Company's accounting principles and financial disclosure practices, as applied in its financial reporting, and (ii) the completeness and accuracy of the Company's financial statements.

[3] Consider and approve, if appropriate, significant changes to the Company's accounting principles and financial disclosure practices as suggested by the independent auditors or management and review with the independent auditors and management, at appropriate intervals, the extent to which any changes or improvements in accounting or financial practices, as approved by the Committee, have been implemented.

[4] Review with management, the independent auditors, and the Company's counsel, as appropriate, any legal, regulatory or compliance matters that could have a significant impact on the Company's financial statements, including significant changes in accounting standards or rules as promulgated by the Financial Accounting Standards Board, the Securities and Exchange Commission or other regulatory authorities with relevant jurisdiction.

[5] Obtain and review an annual report from management relating to the accounting principles used in preparation of the Company's financial statements (including those policies for which management is required to exercise discretion or judgments regarding the implementation thereof).

D.           Discussions With Management:

[1] Review and discuss with management the Company's earnings press releases (including the use of "pro forma" or "adjusted" non-GAAP information) as well as financial information and earnings guidance provided to analysts and rating agencies.

[2] Review and discuss with management all material off-balance sheet transactions, arrangements, obligations (including contingent obligations) and other relationships of the Company with unconsolidated entities or other persons, that may have a material current of future effect on financial condition, changes in financial condition, results of operations, liquidity, capital resources, capital reserves or significant components of revenues or expenses.

[3] Inquire about the application of the Company's accounting policies and its consistency from period to period, and the compatibility of these accounting policies with generally accepted accounting principles, and (where appropriate) the Company's provisions for future occurrences that may have a material impact on the financial statements of the Company.

[4] Review and discuss with management all disclosures made by the Company concerning any material changes in the financial condition or operations of the Company.

[5] Obtain explanations from management for unusual variances in the Company's annual financial statements from year to year, and review annually the independent auditors' letter of the recommendations to management and management's response.

E.           With respect to internal controls:

[1] In consultation with the independent auditors, review the integrity of the Company’s financial reporting process (both internal and external) and the adequacy of the Company's internal control structure and system, and the procedures designed to insure compliance with laws and regulations.

[2] Establish procedures for (i) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and (ii) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

[3] Receive and review any disclosure from the Company’s CEO or CFO made in connection with the certification of the Company’s quarterly and annual reports filed with the SEC of : (a) all significant deficiencies and material weaknesses in the design and operation of internal control over financial reporting which are reasonably likely to adversely affect the Company’s ability to record, process, summarize, and report financial date; and (b) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal controls.

F.           Other:

[1] Review and approve all related-party transactions that have not been previously reviewed by the Board of Directors.

[2] Establish, review and update periodically a code of business conduct and ethics and determine whether management has established a system to enforce this code.  Review and approve (i) any change or waiver in the Company's code of business conduct and ethics for directors or executive officers, and (ii) any disclosure made on Form 8-K regarding such change or waiver.

[3] Establish the policy for the Company's hiring of employees or former employees of the independent auditors who were engaged on the Company's account.

[4] Review any management decision to seek a second opinion from independent auditors other than the Company's regular independent auditors with respect to any significant accounting issue.

[5] Review with management and the independent auditors the sufficiency and quality of the financial and accounting personnel of the Company.

[6] Review and reassess the adequacy of this Charter annually and recommend to the Board any changes the Committee deems appropriate.

[7] Perform any other activities consistent with this Charter, the Company's Bylaws and governing law as the Committee or the Board deems necessary or appropriate.

5.           Resources.

The Audit Committee shall have the authority to retain independent legal, accounting and other consultants to advise the Committee as deemed appropriate to perform its duties and responsibilities.  The Committee may request any officer or employee of the Company or the Company's outside counsel or independent auditors to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.  The Committee shall determine the extent of funding necessary for payment of compensation to the independent auditors for purpose of rendering or issuing the annual audit report and to any independent legal, accounting and other consultants retained to advise the Committee.

Appendix B

CITIZENS FIRST CORPORATION
GOVERNANCE COMMITTEE

1. PURPOSE

The purpose of the Governance Committee is to ensure that the board governance system performs well, with specific responsibility for making recommendations to the board on board organization and procedures, performance evaluation of the board and individual directors, and nomination of directors. Further, the Governance Committee has oversight responsibility for ensuring compliance with the Company Code of Conduct, working in conjunction with the Audit Committee.

2. COMPOSITION

The Governance Committee shall be comprised of not less than three (3) members of the Board of Directors, each of whom shall be independent as and when required by the listing standards of The Nasdaq Stock Market, and one of whom shall be its Chairperson.  The CEO shall serve as an ex officio member of the Committee.  The Committee and its Chairperson shall be appointed annually by a majority of Board of Directors upon the recommendation of the Governance Committee and Chairman of the Board and shall serve until their successors shall be elected or until their earlier resignation or removal.  The Committee may in its discretion delegate tasks to sub-committees from time to time.
.
3. MEETINGS

The Governance Committee shall meet as often as its members deem necessary, but at least once each year, at times and places decided by the Committee Chairperson.

4. RESPONSIBILITIES & DUTIES

The Governance Committee shall have the following authority and responsibilities:

A. Oversee compliance with the Company’s Code of Conduct by directors, officers and employees, working in conjunction with the Audit Committee when appropriate. This includes investigating any potential conflict of interest by a director or senior executive and recommending resolutions to the Board.

B. Review annually the committee charters and recommend to the Board any needed changes.

C. Recommend committee assignments, including committee chairmanships, to the full Board for approval, including rotation, reassignment or removal of any committee member.

D. Review periodically the structure, size, composition and operation of the Board and each committee of the Board.

E. Review with the board on an annual basis the appropriate skills and characteristics required on the Board in the context of the strategic direction of the Company, and recommend the appropriate skills and characteristics required of new Board members.

B-1

F. Upon receiving the resignation letter required from any director who makes a principal occupation change (including retirement), and after considering advice from the Chairman of the Board and CEO, recommend to the full Board whether to accept the resignation.

G. Recommend to the Board the existing Board members to be renominated, after considering the appropriate skills and characteristics required on the Board, the current makeup of the Board, and the wishes of existing Board members to be renominated.

H. Identify individuals qualified to become Board members, consistent with criteria approved by the Board, including nominees proposed by stockholders of the Company, and recommend for Board approval any new directors to be nominated. Solicit nominations for new directors and screen the list of potential new directors submitted to it by other directors or any other sources. Decide whether the assistance of a search firm is needed, and, if so, choose the firm. This Committee shall have the sole authority to retain and terminate any search firm to be used to identify director candidates, including sole authority to approve the search firm's fees and other retention terms.

I. Consider questions and make recommendations to the Board regarding determinations of independence of the members of the Board.

J. Oversee the process whereby the full Board and each of its committees annually assesses its performance, the results of which are reported to the Board along with any recommendations for improvements.

K. Oversee the process whereby current Board members are evaluated and provide advice to individual Board members as a result of this process.

L. Oversee the orientation program for new directors and consult with them on their progress and a continuing education program for existing directors.

M. Recommend to the Board the compensation to be paid to outside directors.

B-2

APPENDIX TO PROXY STATEMENT - FORM OF PROXY CARD
REVOCABLE PROXY
CITIZENS FIRST CORPORATION
X	PLEASE MARK VOTES AS IN THIS EXAMPLE

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR ANNUAL MEETING OF SHAREHOLDERS ON MAY 21, 2009
The undersigned hereby appoints Dawn Forbes and Kim Harmon, and each or either of them, as true and lawful agents and proxies, with full power of substitution in each, to represent the undersigned in all matters coming before the 2009 Annual Meeting of Shareholders of Citizens First Corporation to be held at the Carroll Knicely Institute for Economic Development and Public Service-South Campus, 2355 Nashville Road, Bowling Green, Kentucky on Thursday, May 21, 2009 at 5:00 p.m. local time, and any adjournments thereof, and to vote all shares owned of record by the undersigned as follows:

1.  ELECTION OF DIRECTORS.
For	Withhold Authority	For all Except

Nominees:
Mary D. Cohron, James R. Hilliard, John J. Kelly, III, Kevin Vance

INSTRUCTION: To withhold authority to vote for any individual nominee, mark “For All Except” and write that nominee’s name in the space provided below.

___________________________________________

2. ADVISORY VOTE ON EXECUTIVE COMPENSATION.  To approve the non-binding proposal on the compensation of the Company’s named executive officers as described in the proxy statement.

     For          Against            Abstain 

3.  OTHER MATTERS

In their discretion, to vote with respect to any other matters that may come before the Meeting or any adjournments thereof, including matters incident to its conduct.  When properly executed, this proxy will be voted in the manner specified above by the shareholder.  To the extent contrary specifications are not given, this proxy will be voted for the nominees listed in item 1 and for approval of the non-binding proposal on the compensation of the Company’s named executive officers as described in the proxy statement.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on May 21, 2009.

The notice of annual meeting of shareholders, proxy statement, form of proxy card and annual report on Form 10-K are available at www.cfpproxy.com/4863.

Please be sure to sign and date this Proxy in the box below	Date

Shareholder sign above	Co-holder if any) sign above

Detach above card, sign, date and mail in postage paid envelope provided.

PLEASE SIGN EXACTLY AS NAME APPEARS ABOVE. (JOINT OWNERS SHOULD EACH SIGN.  ATTORNEYS-IN-FACT, EXECUTORS, ADMINISTRATORS, CUSTODIANS, PARTNERS, OR CORPORATION OFFICERS SHOULD GIVE FULL TITLE).
PLEASE DATE, SIGN, AND RETURN THIS PROXY IN THE ENCLOSED ENVELOPE PROMPTLY.

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED
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